First Quarter of Fiscal 2026

September 30, 2025

PROV
NASDAQ
LISTED

myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, persistent inflation, recessionary pressures or slowing economic growth; changes in interest rate levels and the duration of such changes, including actions by the Board of Governors of the Federal Reserve Board (the "Federal Reserve"), which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and monetary and fiscal policy responses thereto, and their impact on consumer and business behavior; the effects of a Federal government shutdown, debt ceiling standoff, or other fiscal policy uncertainty; credit risks of lending activities, including loan delinquencies, write-offs, changes in our allowance for credit losses ("ACL"), and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; the ability to adapt to rapid technological changes, including advancements in artificial intelligence, digital banking, and cybersecurity; legislative or regulatory changes, including but not limited to shifts in capital requirements, banking regulation, tax laws, or consumer protection laws; use of estimates in determining the fair value of assets, which may prove incorrect; vulnerabilities in information systems or third-party service providers, including disruptions, breaches, or attacks; geopolitical developments and international conflicts, including but not limited to tensions or instability in Eastern Europe, the Middle East, and Asia, or the imposition of new or increased tariffs and trade restrictions, which may disrupt financial markets, global supply chains, energy prices, or economic activity in specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, domestic political unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2026 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$15.75
52-Week Range:	$12.98 - $16.70
Shares Outstanding:	6,511,011 shares
Market Capitalization:	$102.5 million
P/E (ttm):	17.50x
Diluted EPS (ttm):	$0.90
Annual Dividend & Yield:	$0.56 (3.56%)
As of September 30, 2025	

Franchise Overview



San Bernardino
Redlands
San Bernardino National Forest
Ontario
Chino
Moreno Valley
Corona
Beaumont
Yucca Valley
Morongo Valley
Desert Hot Springs
Sky Valley
Sunfair
Twentynine Palms
Wilderness Area
Sheephole Valley Wilderness
Old Dale
Sablon
Rice
Vidal
Joshua Tree National Park
Eagle Mountain
Midland
Inca
Palm Springs
Cathedral City
Palm Desert
Indio
Coachella
Desert Center
Chiriaco Summit
Mesa Verde
Blythe
Ripley
Palo Verde
Cibola
Paymaster Landing
Menifee
San Jacinto
Hemet
Murrieta
Temecula
Mission Viejo
San Clemente
Anza
Palomar Mountain
Warner Springs
Borrego Springs
North Shore
Desert Shores
Salton Sea
Salton City
Mundo
Niland
Estelle
Ocotillo Wells SVRA
Oceanside
Vista
Carlsbad
Valley Center

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- 11th largest deposit market share in Riverside County; 2nd largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

PROVIDENT Provident Financial Holdings, Inc.

Financial Performance

Developments (sequential quarter)

- ✓ Net Income increased approximately 3%
- ✓ Pre-Provision, Pre-Tax Income decreased approximately 2%
- ✓ $626,000 recovery of credit losses vs. $164,000 recovery of credit losses.
- ✓ Net Interest Margin increased six basis points to 3.00%
- ✓ Net Interest Income decreased approximately 1%
- ✓ Non-Interest Income decreased approximately 8%
- ✓ Operating Expenses remained virtually unchanged

Net Interest Income



Q1FY26
$8.9
Q4FY25
$8.9
Q3FY25
$9.2
Q2FY25
$8.8
Q1FY25
$8.6
Q4FY24
$8.5
In Millions
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$1.5
$0.9
$0.8
$0.9
$0.9
$0.8
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$7.2
$7.5
$7.8
$7.9
$7.6
$7.6
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.7
$2.0
$1.8
$2.3
$2.1
$2.1
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26

Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.8
$2.7
$1.2
$2.7
$2.3
$2.7
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26

Quarterly Net Income



$3.0
$2.0
$1.0
$0.0
In Millions
$2.0
$1.9
$0.9
$1.9
$1.6
$1.7
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26

Diluted Earnings Per Share



$0.50
$0.25
$0.00
$0.28
$0.28
$0.13
$0.28
$0.24
$0.25
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


3.50%
3.00%
2.50%
2.00%
2.74%
2.84%
2.91%
3.02%
2.94%
3.00%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Efficiency Ratio


90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
72.30%
79.06%
81.15%
77.64%
78.06%
78.35%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Return on Average Assets


1.00%
0.50%
0.00%
0.62%
0.61%
0.28%
0.59%
0.53%
0.55%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Return on Average Equity


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
5.96%
5.78%
2.66%
5.71%
5.01%
5.17%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance remained virtually unchanged while the yield increased four basis points at September 30, 2025
- ✓ Total Deposits balance decreased approximately 2% and the cost decreased two basis points at September 30, 2025
- ✓ Total Borrowings balance remained virtually unchanged while the cost decreased four basis points at September 30, 2025

Loan to Investment Mix



In Millions
09/30/25
$1,042
$105
$1,147
06/30/25
$1,046
$111
$1,157
03/31/25
$1,059
$115
$1,174
12/31/24
$1,054
$121
$1,175
09/30/24
$1,049
$126
$1,175
06/30/24
$1,053
$132
$1,185
Quarter Ended
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
$518
$524
$533
$545
$544
$550
$445
$436
$434
$430
$423
$415
$83
$81
$78
$75
$73
$71
In Millions
06/30/24
09/30/24
12/31/24
03/31/25
06/30/25
09/30/25

Portfolio Loan Originations and Purchases



$50
$40
$30
$20
$10
$0
In Millions
$19
$29
$36
$28
$29
$30
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/25	Interest Rate	Balance as of 09/30/24	Interest Rate
Single-Family	$ 549,535	4.72%	$ 524,235	4.59%
Multi-Family	415,175	5.57%	435,782	5.46%
Commercial Real Estate	71,010	6.59%	81,169	6.70%
Construction	632	8.15%	2,816	8.99%
Other	88	5.25%	92	5.25%
Commercial Business	1,324	9.43%	1,510	10.01%
Consumer	61	17.50%	63	18.50%
Total Loans Held for Investment	$ 1,037,825	5.20%	$ 1,045,667	5.14%
Advance Payments of Escrows	184		127	
Deferred Loan Costs, net	9,547		9,168	
Allowance for Credit Losses	(5,780)		(6,329)	
Total Loans Held for Investment, net	$ 1,041,776		$ 1,048,633	



Other 0%
Construction 0%
Consumer 0%
Commercial Real Estate 7%
Commercial Business 0%
Multi-Family 40%
Single-Family 53%

Loan Composition as of 09/30/25

Balances & Activity

Deposits and Borrowings



$239
$250
$246
$216
$213
$213
$274
$264
$275
$310
$312
$309
$614
$600
$593
$591
$577
$566
In Millions
06/30/24
09/30/24
12/31/24
03/31/25
06/30/25
09/30/25
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 09/30/2025	Rate		At 09/30/2024	Rate
Checking Accounts - Non Interest-Bearing	$	79,007	- %	$	86,458	- %
Checking Accounts - Interest-Bearing		234,038	0.05%		249,271	0.04%
Savings Accounts		228,616	0.31%		237,901	0.20%
Money Market Accounts		24,165	0.47%		26,051	0.42%
Time Deposits		309,013	3.42%		264,183	3.88%
Total Deposits [1] [2]	$	874,839	1.32%	$	863,864	1.27%
Brokered CDs Included in time deposits above	$	123,821	4.10%	$	129,775	4.95%

(1) Includes uninsured deposits of approximately $169.7 million (of which, $52.4 million are collateralized) and $124.2 million (of which, $5.2 million are collateralized) at September 30, 2025 and 2024, respectively.

(2) The average balance of deposit accounts was approximately $37 thousand and $34 thousand at September 30, 2025 and 2024, respectively.

Deposit Composition at 09/30/25



Money Market Accounts
3%
Time Deposits
35%
Savings
Accounts
26%
Checking Accounts -
Interest-Bearing
27%
Checking Accounts -
Non Interest-Bearing
9%

Borrowings Maturity Schedule

(Dollars In Thousands) Remaining Maturity		At 09/30/2025	Rate		At 09/30/2024	Rate
Overnight	$	25,000	4.49%	$	20,000	5.21%
Three Months or Less		54,000	5.03%		30,000	4.97%
Over Three to Six Months		54,000	4.26%		40,000	3.96%
Over Six to Twelve Months		45,000	4.66%		27,500	4.36%
Over One to Two Years		20,000	4.03%		117,000	4.74%
Over Two to Three Years		15,066	4.41%		-	-
Over Three to Four Years		-	-		15,000	4.41%
Over Four to Five Years		-	-		-	-
Over Five Years		-	-		-	-
Total Borrowings [1]	$	213,066	4.55%	$	249,500	4.63%

(1) The Bank had approximately $279.0 million and $249.2 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $143.3 million and $211.5 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at September 30, 2025 and 2024, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio was 0.15% at September 30, 2025 compared to 0.11% at June 30, 2025 (sequential quarter)
- ✓ $626,000 Recovery of Credit Losses in the quarter ended September 30, 2025
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



In Thousands
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
Non-Performing Assets	$2,596	$2,106	$2,530	$1,395	$1,414	$1,888
NPA to Total Assets	0.20%	0.17%	0.20%	0.11%	0.11%	0.15%
ACL to LHI	0.67%	0.61%	0.66%	0.62%	0.62%	0.56%

Provision for (Recovery of) Credit Losses



$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
$(12)
$(697)
$586
$(391)
$(164)
$(626)
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Non-Performing Asset Composition 09/30/25



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 0%
Real Estate Owned 0%
Single-Family 30%
Multi-Family 70%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$7,065
$6,329
$6,956
$6,577
$6,424
$5,780
06/30/24
09/30/24
12/31/24
03/31/25
06/30/25
09/30/25

ACL Allocation as of 09/30/25



Commercial Real Estate 1%
Construction 0%
Commercial Business 0%
Multi-Family 10%
Consumer 0%
Other 0%
Single-Family 89%

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At September 30, 2025				At September 30, 2024			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	5	$ 568	-	$ -	10	$ 2,106
Multi-Family	-	-	2	1,320	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	7	$ 1,888	-	$ -	10	$ 2,106

Net Charge-Offs (Recoveries)



$1
$0
($1)
In Thousands
$0
$0
$0
$0
$0
$0
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Mortgage Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars In Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 143,667	26%	$ 177,671	32%	$ 227,973	42%	$ 224	0%	$ 549,535	100%
Multi-Family	49,265	12%	234,237	56%	131,673	32%	-	0%	415,175	100%
Commercial Real Estate	13,473	19%	37,876	53%	19,661	28%	-	0%	71,010	100%
Construction	-	0%	632	100%	-	0%	-	0%	632	100%
Other	-	0%	88	100%	-	0%	-	0%	88	100%
Total	$ 206,405	20%	$ 450,504	43%	$ 379,307	37%	$ 224	0%	$ 1,036,440	100%

[1] Comprised of Riverside and San Bernardino counties.
[2] Other than Inland Empire.

Geographic Location



Other States
0%
Inland Empire (1)
20%
Other
California
37%
Southern
California (2)
43%

[1] Comprised of Riverside and San Bernardino counties.
[2] Other than Inland Empire.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Single-Family – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$31,125	$6,340	$5,805	$14,967	$139,406	$192,418	$50,196	$50,919	$58,360	$549,535
Weighted Avg. LTV (1)	43%	59%	56%	58%	59%	66%	71%	62%	66%	63%
Weighted Avg. Age (In Years)	15.64	7.31	6.34	5.07	4.22	3.22	2.46	1.06	0.00	3.74
Weighted Avg. FICO (2)	737	738	754	753	764	766	769	780	764	764
Number of Loans	161	17	10	23	199	292	63	60	69	894
Geographic Breakdown (%)										
Inland Empire (3)	30%	42%	21%	23%	40%	26%	17%	9%	0%	26%
Southern California (4)	53%	44%	65%	32%	17%	33%	41%	38%	0%	32%
Other California (5)	16%	14%	14%	45%	43%	41%	42%	53%	0%	42%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Multi-Family – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$88,612	$17,927	$33,831	$50,684	$83,188	$72,265	$25,164	$21,622	$21,882	$415,175
Weighted Avg. LTV (1)	38%	47%	41%	47%	46%	45%	35%	40%	54%	43%
W. Avg. Debt Coverage Ratio (2)	1.79x	1.36x	1.65x	1.58x	1.78x	1.58x	1.79x	1.68x	1.39x	1.67x
Weighted Avg. Age (In Years)	10.68	7.22	6.30	5.30	4.28	3.31	2.31	1.23	0.31	5.41
Weighted Avg. FICO (2)	756	752	761	765	760	761	755	755	784	761
Number of Loans	175	24	45	58	106	91	33	29	24	585
Geographic Breakdown (%)										
Inland Empire (3)	17%	15%	13%	19%	14%	6%	0%	7%	0%	12%
Southern California (4)	50%	74%	71%	60%	49%	62%	62%	47%	49%	56%
Other California (5)	33%	11%	16%	21%	37%	32%	38%	46%	51%	32%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Commercial RE – Loans Held for Investment

	Calendar Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL (6) (7)
Loan Balance (In Thousands)	$12,993	$2,927	$3,626	$3,316	$3,857	$22,609	$12,470	$5,068	$4,144	$71,010
Weighted Avg. LTV (1)	39%	46%	43%	30%	40%	36%	34%	30%	35%	36%
W. Avg. Debt Coverage Ratio (2)	1.82x	1.51x	1.44x	1.86x	1.89x	1.70x	1.80x	3.14x	1.44x	1.82x
Weighted Avg. Age (In Years)	9.91	7.13	6.25	5.41	4.10	3.24	2.21	1.35	0.27	4.44
Weighted Avg. FICO (2)	771	741	749	725	768	774	775	771	754	767
Number of Loans	18	6	5	5	5	27	18	8	7	99
Geographic Breakdown (%)										
Inland Empire (3)	41%	14%	49%	8%	25%	10%	9%	19%	12%	19%
Southern California (4)	47%	81%	51%	62%	39%	55%	58%	56%	34%	53%
Other California (5)	12%	5%	0%	30%	36%	35%	33%	25%	54%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.
(6) Comprised of the following: $23.7 million in Office; $14.6 million in Mixed Use ($6.4 million in Office/Retail, $5.8 million in Multi-Family/Retail, $796 thousand in Multi-Family/Commercial and $1.6 million in Other Mixed Use); $9.1 million in Warehouse; $8.4 million in Retail; $6.8 million in Medical/Dental Office; $6.7 million in Mobile Home Park; $1.2 million in Restaurant/Fast Food; $569 thousand in Automotive – Non-Gasoline.
(7) Consisting of $60.7 million or 85.6% in investment properties and $10.3 million or 14.4% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
Tier 1 Leverage Ratio	10.02%	9.63%	9.81%	9.85%	10.11%	9.55%

CET1 Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
CET1 Ratio	19.29%	18.36%	18.60%	19.01%	19.50%	18.19%

Tier 1 Risk-Based Capital Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
Tier 1 Risk-Based Capital Ratio	19.29%	18.36%	18.60%	19.01%	19.50%	18.19%

Total Risk-Based Capital Ratio



22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%

	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
Total Risk-Based Capital Ratio	20.38%	19.35%	19.67%	20.03%	20.51%	19.09%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.56% Cash dividend yield (approximately)
- ✓ Purchased approximately 67,000 shares of common stock in the first quarter of fiscal 2026
- ✓ Provident Bank paid $10.5 million cash dividend to Provident Financial Holdings in September 2025

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25	06/30/25	09/30/25
Price/TBV	0.68x	0.71x	0.66x	0.75x	0.83x	0.75x	0.79x	0.80x

Stock Repurchase Plan Activity



Q1FY26
66,707
Q4FY25
76,104
Q3FY25
51,869
Q2FY25
63,556
Q1FY25
93,641
Q4FY24
48,476
# of shares -
20,000
40,000
60,000
80,000
100,000

PROVIDENT
Provident Financial Holdings, Inc.